Exhibit 10.44

Annex 1 (4th Amendment) to the Corporate Guarantee dated August 11th, 2014 in the amount of EUR 30 mn in connection with the Umbrella Facility Agreement in the amount of EUR 30 mn dated 21.07.2014 including the 1st Amendment dated 01.10.2015, the 2nd Amendment dated 18.04.2016, the 3rd Amendment dated 21.09.2016 and the 4th Amendment dated 16.12.2016 (the "Umbrella Facility Agreement")

The following branches and subsidiaries of Deutsche Bank AG ("Lending Offices") have entered into business relationship with the subsidiaries of IPG Laser GmbH (named hereinafter "IPG Laser Group")

In this context the following facilities of the Umbrella Credit Agreement dated 21.07.2014 including all amendments have been allocated inter alia for the use of the companies listed hereafter:

Summary of credit agreements for the IPG Laser Group of companies in Germany and abroad:

Debtor	Lending Office	local currency	amount (in currency)	Facility 1 Cash	Facility 2 Guarantee	Facility 3 Margin Line	total
if not in EURO convert to EURO

IPG Photonics (Italy) s.r.l., Via Kennedy 21, 20023 Cerro Maggiore (Milano), Italy	Deutsche Bank Spa, Milano, Italy			3,000,000	0	0	3,000,000
IRE-Polus NTO, 141190, Fryazino pl. Vvedenskogo, Russia	Deutsche Bank Ltd., Moscow, Russia			0	0	0	0
IPG (Beijing) Fiber Laser Technology Company Limited	Deutsche Bank (China) Co., Ltd., Beijing, China			2,000,000	1,000,000	7,000,000	10,000,000
							0
							0
							0
							0
							0
							0
							0
Total credit lines based on the guarantee				5,000,000	1,000,000	7,000,000	13,000,000

Burbach, December 16, 2016		Köln, 16th December 2016
Place and date

/s/ Eugene Scherbakov		/s/ Bolo Baedorf /s/ Joachim Gartz
IPG Laser GmbH		(Deutsche Bank AG Filiale Deutschlandgeschäft)
(legally binding signatures of the Guarantor)

/s/ Timothy P.V. Mammen December 16, 2016
(legally binding signature of IPG Photonics Corporation)